Material Cybersecurity Incident Disclosure	12 Months Ended
Dec. 31, 2024
Material Cybersecurity Incident [Abstract]
Material Cybersecurity Incident Nature [Text Block]	we have not experienced any material cybersecurity incidents as of the date of this annual report, we remain vigilant to the evolving threat landscape. We continuously assess the potential impact of cybersecurity risks on our business strategy, operational results, and financial condition. Any material cybersecurity risks or incidents would be promptly disclosed in alignment with regulatory requirements
Material Cybersecurity Incident Scope [Text Block]	vigilant to the evolving threat landscape
Material Cybersecurity Incident Material Impact or Reasonably Likely Material Impact [Text Block]	the potential impact of cybersecurity risks on our business strategy, operational results, and financial condition